                                   [PHOTO]

                                               ANNUAL REPORT DECEMBER 31, 2001

Oppenheimer
TOTAL RETURN FUND, INC.

                                                  [OPPENHEIMER LOGO]
                                                  THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

         Contents
 1       Letter to
         Shareholders


 3       An Interview
         with Your Fund's Managers


 7       Fund Performance


12       FINANCIAL
         STATEMENTS


34       INDEPENDENT
         AUDITORS' REPORT


35       Federal
         Income Tax
         Information


36       Officers and
         Directors




FUND OBJECTIVE

Oppenheimer Total Return Fund, Inc. seeks capital appreciation in the value of its shares as well as income. It emphasizes investment in common stocks of medium and large capitalization companies.


FUND HIGHLIGHTS

To learn more about Oppenheimer Total Return Fund, Inc. from Portfolio Managers Bruce Bartlett and Chris Leavy, call our hotline at 1.800.453.3430.



-------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
        For the 1-Year Period
        Ended 12/31/01

               Without         With
               Sales Chg.      Sales Chg.
-------------------------------------------
Class A          -10.43%        -15.58%
-------------------------------------------
Class B          -11.15         -15.57
-------------------------------------------
Class C          -11.24         -12.12
-------------------------------------------
Class N           -7.54          -8.45
-------------------------------------------
Class Y          -10.29
-------------------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------

[PHOTO]
JOHN V. MURPHY
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER
OPPENHEIMERFUNDS, INC.

[PHOTO]
JAMES C. SWAIN
CHAIRMAN
OPPENHEIMER
TOTAL RETURN FUND, INC.

DEAR SHAREHOLDER,

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on this unimaginable past year.

   For the first time in a decade, the U.S. economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to the slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and follows one of the longest growth periods in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimuli the government and the Federal Reserve Bank have provided, the markets have refocused on the importance of company fundamentals across all industries.

   A word of caution remains. As Alan Greenspan and the Federal Reserve observed--while the U.S. economy shows tentative signs of rebounding from its current recession, it still faces risks in the near term.

   The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."

   While the volatility of the economy may be beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring that your investments have a long-term purpose and address your goals. Diversifying your portfolio across many sectors of the market helps manage risk and provides the potential for rewards. You should also maintain an appropriate level of awareness about your funds.




                    1 OPPENHEIMER TOTAL RETURN FUND, INC.

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------

   Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, www.oppenheimerfunds.com, for timely fund information.

   We look forward to 2002. It will be a year full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned management expertise and experience that should help pave the way for a brighter future. Our vision is clear and focused--we are well positioned for the future and hold a commitment to you, our shareholders, that we shall always keep your long-term interests in mind.

   In the face of adversity, we stood strong and proud. And despite the challenges, we have come together as never before with a greater sense of strength and resolve.

   We thank you for your continued support and confidence. The letters many of you sent to us concerning September 11 were a source of inspiration for all of us at OppenheimerFunds. We hope you can see the strength and spirit that has led, and continues to lead, OppenheimerFunds towards a bright future. We look forward to sharing with you the strength, expertise and resolve that makes OppenheimerFunds, The Right Way to Invest.

   Best wishes for 2002!

Sincerely,

/S/JOHN V. MURPHY             /S/ JAMES C. SWAIN

John V. Murphy                James C. Swain
Chairman, President and       Chairman
Chief Executive Officer       Oppenheimer
OppenheimerFunds, Inc.        Total Return Fund, Inc.

January 23, 2002              January 23, 2002


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.


                    2 OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
CHRIS LEAVY
BRUCE BARTLETT

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE FISCAL YEAR?


A. The 12-month period that ended December 31, 2001, proved to be one of the most challenging years for investors in recent memory. The Fund's Class A average annual total return for the period was -15.58% (including sales charges). While we would have liked to deliver higher returns during the period, we are pleased that the Fund outperformed its peers and only slightly underperformed its benchmark. We attribute these results to our disciplined growth and value strategies, each of which contributed to performance at different times and which worked well together during the period as a whole.

WHAT MADE THIS PERIOD SO CHALLENGING?

During 2001, the U.S. economy slipped into recession after nearly a decade of growth. The downturn was precipitated by sharply reduced levels of corporate spending, particularly in the cyclical technology and telecommunications areas, along with volatile energy prices and declining consumer confidence. These conditions caused revenues and earnings to fall short of expectations across a wide range of industries, driving down the prices of many stocks. While growth-oriented stocks were hit hardest by these conditions, virtually all investment styles and sectors of the market suffered in this volatile and uncertain environment.


                    3 OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

THE FUND'S DISCIPLINED GROWTH-AND-VALUE INVESTMENT APPROACH IS PARTICULARLY WELL SUITED TO TODAY'S UNCERTAIN ENVIRONMENT.


HOW DID YOU MANAGE THE FUND'S INVESTMENTS IN LIGHT OF THESE CONDITIONS?

Since the Fund is managed with a growth and value investment style, we believe it is well prepared to deal with and perform well in any market conditions. Among growth-oriented stocks, we emphasized companies that have exhibited consistent, dependable earnings growth, rather than seeking the fastest growing companies. We believe companies that deliver consistent growth during these challenging economic times are most likely to be well rewarded by the market. On the value side, we generally focused on companies that we believed were well positioned for upturns in various cyclical businesses, such as defense contractors in the capital goods sector. We also invested in companies that have implemented operational or management changes that we believe offer the prospect of above-average earnings expectations within the next two to three years.

WHICH SECTORS AND INVESTMENTS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?

At the beginning of the period, technology stocks represented the Fund's single largest area of holdings. However, as the economy weakened, fewer technology stocks met our investment criteria. Accordingly, we reduced the Fund's investments in technology by nearly two-thirds as the period progressed. By taking swift and dramatic action in this area, we limited the Fund's technology-related losses and substantially improved performance.

   As we reduced the Fund's technology holdings, we found attractive opportunities in a variety of other sectors balanced between the growth and value sides of the portfolio. Financials proved to be the area in which we found the greatest number of attractive investment opportunities during the period. Our best performers included government-sponsored agencies, such as Freddie Mac (Federal Home Loan Mortgage Corporation)





                    4 OPPENHEIMER TOTAL RETURN FUND, INC.

------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 12/31/01(1)
Class A
1-Year      5-Year    10-Year
------------------------------------
-15.58%     7.79%     11.07%

Class B               Since
1-Year      5-Year    Inception
------------------------------------
-15.57%     7.89%     10.62%

Class C               Since
1-Year      5-Year    Inception
------------------------------------
-12.12%     8.17%     10.77%

Class N               Since
1-Year      5-Year    Inception
------------------------------------
N/A         N/A       -8.45%

Class Y               Since
1-Year      5-Year    Inception
------------------------------------
-10.29%     9.22%     11.92%
------------------------------------

and USA Education, Inc. These entities offered both growth and value characteristics, with highly predictable earnings and relatively little risk, an investment profile that served them well during the market turmoil that prevailed throughout the period.

   We also discovered several attractive value-oriented investments in the capital goods sector, which is primarily made up of equipment and service suppliers to the aerospace and construction industries, as well as other industrial products and services. The Fund's most successful holdings in this area included Lockheed Martin Corp. and The Titan Corp. While these investments benefited from the increase in defense spending that occurred in the wake of September 11, our company-by-company investment discipline led us to these opportunities before the tragic events occurred.

   Finally, we found an increasing number of investment opportunities among healthcare companies during the period. We concentrated on medical technology, pharmaceutical and healthcare service companies that we believed were well positioned to benefit from demographic trends toward an aging population, an easing regulatory environment and accelerating revenue growth. For example, Cardinal Health, Inc. was one of the Fund's largest holdings during the period. With greater than 20% revenue and earnings growth for 58 consecutive quarters, this company illustrates the kind of growth-oriented enterprises we emphasized during the period.

WHAT IS YOUR OUTLOOK FOR THE FUND?

While our long-term outlook remains positive with regard to U.S. economic growth, near-term prospects are uncertain. We believe the economy and markets are approaching a turning point at which positive historical growth trends will begin to reassert themselves. However, markets are likely to remain volatile as long as investors remain uncertain regarding the timing and strength of the recovery.

1. See Notes on page 11 for further details.


                    5 OPPENHEIMER TOTAL RETURN FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS
------------------------------------------------------------------------------

------------------------------
PORTFOLIO ALLOCATION(2)

[PIE CHART]

- Stocks              80.4%
- Cash Equivalents    13.4
- Bonds                6.2
------------------------------


   We believe the Fund's disciplined growth-and-value investment approach is particularly well suited to today's uncertain environment. By maintaining a balance of coordinated growth-oriented and value-oriented investments, we believe the Fund is positioned to perform relatively well in a wide range of market conditions and economic cycles. Our success in meeting this objective is evident in the Fund's strong short-, intermediate- and long-term record of performance. We remain confident in our ability to build on that record, regardless of the timing and shape of economic developments. Consistent, "all-weather" performance is what makes Oppenheimer Total Return Fund, Inc., a key part of The Right Way to Invest.



TOP TEN COMMON STOCK HOLDINGS(3)
---------------------------------------------------------
Freddie Mac                                   5.6%
---------------------------------------------------------
Tyco International Ltd.                       4.7
---------------------------------------------------------
USA Education, Inc.                           3.5
---------------------------------------------------------
Kohl's Corp.                                  3.2
---------------------------------------------------------
Lockheed Martin Corp.                         2.7
---------------------------------------------------------
Cardinal Health, Inc.                         2.4
---------------------------------------------------------
Raytheon Co.                                  2.2
---------------------------------------------------------
Citigroup, Inc.                               2.2
---------------------------------------------------------
AT&T Corp.                                    2.1
---------------------------------------------------------
Johnson & Johnson                             2.1

TOP FIVE COMMON STOCK INDUSTRIES(3)
---------------------------------------------------------
Diversified Financial                        14.2%
---------------------------------------------------------
Manufacturing                                 8.5
---------------------------------------------------------
Healthcare/Supplies & Services                7.1
---------------------------------------------------------
Aerospace/Defense                             5.3
---------------------------------------------------------
Healthcare/Drugs                              4.0



2. Portfolio is subject to change. Percentages are as of December 31, 2001, and are based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of December 31, 2001, and are based on net assets.



                    6 OPPENHEIMER TOTAL RETURN FUND, INC.

FUND PERFORMANCE
-------------------------------------------------------------------------------


HOW HAS THE FUND PERFORMED? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended December 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the one-year period that ended December 31, 2001, the performance of Oppenheimer Total Return Fund, Inc. was affected by slowing U.S. economic growth and declining corporate earnings. As the economy slipped into recession, most broad market indices fell, led by sharp declines in the technology and telecommunications sectors. The Fund began the period with greater than average exposure to these sectors. However, as economic conditions worsened, we substantially reduced the Fund's technology holdings. Instead, we allocated an increasing percentage of assets to companies in growth and value areas, such as financials, capital goods and healthcare, that continued to meet our investment criteria. As a result of our combined growth and value approach, the Fund outperformed the S&P 500 Index and the majority of its peers during the period. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C, Class N and Class Y shares of the Fund. In the case of Class A shares, performance is measured for the 10-year period commencing December 31, 1991. In the case of Class B shares, performance is measured from inception of the Class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on June 1, 1994. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.



                    7 OPPENHEIMER TOTAL RETURN FUND, INC.

FUND PERFORMANCE
------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   -  Oppenheimer Total Return Fund, Inc. (Class A)
   -- S&P 500 Index

[The following table was originally a line graph in the printed materials.]

              Oppenheimer
             Total Return       S&P 500
Date          Fund, Inc.         Index
12/31/91      $  9425          $ 10000
03/31/92         9626             9748
06/30/92         9076             9933
09/30/92         9422            10246
12/31/92        10634            10761
03/31/93        11327            11230
06/30/93        11785            11284
09/30/93        12625            11575
12/31/93        12893            11843
03/31/94        12459            11395
06/30/94        11773            11442
09/30/94        12314            12001
12/31/94        11880            11999
03/31/95        12733            13166
06/30/95        13636            14421
09/30/95        14715            15566
12/31/95        15458            16502
03/31/96        16351            17388
06/30/96        17016            18167
09/30/96        17501            18729
12/31/96        18508            20289
03/31/97        18580            20834
06/30/97        20960            24467
09/30/97        22964            26300
12/31/97        23576            27055
03/31/98        26084            30826
06/30/98        27075            31850
09/30/98        24145            28689
12/31/98        28565            34792
03/31/99        29498            36525
06/30/99        31352            39095
09/30/99        29778            36660
12/31/99        33803            42110
03/31/00        36539            43075
06/30/00        35336            41931
09/30/00        36332            41524
12/31/00        31904            38278
03/31/01        28979            33742
06/30/01        30062            35716
09/30/01        25891            30475
12/31/01        28575            33732

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 12/31/01(1)
1-YEAR -15.58%        5-YEAR 7.79%              10-YEAR 11.07%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    -  Oppenheimer Total Return Fund, Inc. (Class B)
    -- S&P 500 Index

[The following table was originally a line graph in the printed materials.]

              Oppenheimer
             Total Return       S&P 500
Date          Fund, Inc.         Index
05/03/93      $ 10000           $ 10000
06/30/93        10388             10297
09/30/93        11094             10562
12/31/93        11309             10807
03/31/94        10890             10398
06/30/94        10280             10441
09/30/94        10735             10950
12/31/94        10332             10949
03/31/95        11044             12013
06/30/95        11795             13159
09/30/95        12711             14204
12/31/95        13331             15058
03/31/96        14064             15866
06/30/96        14597             16577
09/30/96        14987             17090
12/31/96        15834             18513
03/31/97        15851             19011
06/30/97        17847             22326
09/30/97        19502             23998
12/31/97        19978             24687
03/31/98        22084             28129
06/30/98        22867             29063
09/30/98        20345             26178
12/31/98        24025             31748
03/31/99        24771             33329
06/30/99        26297             35674
09/30/99        24976             33452
12/31/99        28352             38425
03/31/00        30647             39305
06/30/00        29638             38261
09/30/00        30474             37891
12/31/00        26759             34928
03/31/01        24306             30790
06/30/01        25215             32590
09/30/01        21716             27809
12/31/01        23967             30780



AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 12/31/01(1)
1-YEAR -15.57%           5-YEAR 7.89%             SINCE INCEPTION 10.62%


1. See Notes on page 11 for further details.


                    8 OPPENHEIMER TOTAL RETURN FUND, INC.

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    -  Oppenheimer Total Return Fund, Inc. (Class C)
    -- S&P 500 Index


[The following table was originally a line graph in the printed materials.]

              Oppenheimer
             Total Return       S&P 500
Date          Fund, Inc.         Index
08/29/95      $ 10000           $ 10000
09/30/95        10381             10422
12/31/95        10882             11049
03/31/96        11473             11642
06/30/96        11910             12163
09/30/96        12234             12540
12/31/96        12915             13584
03/31/97        12929             13949
06/30/97        14566             16382
09/30/97        15914             17609
12/31/97        16302             18114
03/31/98        18001             20639
06/30/98        18651             21324
09/30/98        16600             19208
12/31/98        19595             23295
03/31/99        20188             24455
06/30/99        21425             26175
09/30/99        20298             24545
12/31/99        22999             28194
03/31/00        24813             28840
06/30/00        23945             28074
09/30/00        24564             27802
12/31/00        21543             25628
03/31/01        19531             22592
06/30/01        20214             23913
09/30/01        17371             20404
12/31/01        19122             22584

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 12/31/01(1)
1-YEAR -12.12%           5-YEAR 8.17%           SINCE INCEPTION 10.77%



CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    -  Oppenheimer Total Return Fund, Inc. (Class N)
    -- S&P 500 Index

[The following table was originally a line graph in the printed materials.]

              Oppenheimer
             Total Return       S&P 500
Date          Fund, Inc.         Index
03/01/01      $ 10000           $ 10000
03/31/01         9402              9367
06/30/01         9745              9915
09/30/01         8392              8460
12/31/01         9155              9364

CUMULATIVE TOTAL RETURN OF CLASS N SHARES OF THE FUND AT 12/31/01(1) SINCE INCEPTION -8.45%


THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX BEGINS ON 12/31/91 FOR CLASS A, 4/30/93 FOR CLASS B, 8/31/95 FOR CLASS C, 2/28/01 FOR CLASS N AND 5/31/94 FOR CLASS Y.

1. See Notes on page 11 for further details.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                    9 OPPENHEIMER TOTAL RETURN FUND, INC.

FUND PERFORMANCE
------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    -  Oppenheimer Total Return Fund, Inc. (Class Y)
    -- S&P 500 Index

[The following table was originally a line graph in the printed materials.]


              Oppenheimer
             Total Return       S&P 500
Date          Fund, Inc.         Index
06/01/94      $ 10000          $ 10000
06/30/94         9587             9755
09/30/94        10036            10231
12/31/94         9686            10230
03/31/95        10383            11224
06/30/95        11123            12294
09/30/95        12006            13271
12/31/95        12613            14069
03/31/96        13331            14824
06/30/96        13878            15489
09/30/96        14291            15967
12/31/96        15121            17297
03/31/97        15184            17762
06/30/97        17134            20860
09/30/97        18776            22422
12/31/97        19283            23066
03/31/98        21357            26281
06/30/98        22174            27154
09/30/98        19788            24459
12/31/98        23396            29663
03/31/99        24164            31140
06/30/99        25700            33331
09/30/99        24401            31255
12/31/99        27731            35902
03/31/00        29975            36724
06/30/00        28996            35748
09/30/00        29835            35402
12/31/00        26194            32634
03/31/01        23815            28767
06/30/01        24704            30450
09/30/01        21302            25982
12/31/01        23498            28758

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 12/31/01(1)
1-YEAR -10.29%            5-YEAR 9.22%             SINCE INCEPTION 11.92%



THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX BEGINS ON 12/31/91 FOR CLASS A, 4/30/93 FOR CLASS B, 8/31/95 FOR CLASS C, 2/28/01 FOR CLASS N AND 5/31/94 FOR CLASS Y.

1. See Notes on page 11 for further details.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                    10 OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES
-------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 10/2/47. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower.

CLASS B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                    11 OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS       December 31, 2001
-------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
==================================================================================
 COMMON STOCKS--79.2%
----------------------------------------------------------------------------------
 BASIC MATERIALS--1.6%

----------------------------------------------------------------------------------
 METALS--0.4%
 ALCOA, Inc.                                                389,000   $ 13,828,950
----------------------------------------------------------------------------------
 PAPER--1.2%
 Sappi Ltd., Sponsored ADR(1)                             4,091,400     41,936,850
----------------------------------------------------------------------------------
 CAPITAL GOODS--16.5%
----------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--5.3%
 Boeing Co.                                                 319,700     12,397,966
----------------------------------------------------------------------------------
 Lockheed Martin Corp.                                    1,976,100     92,224,587
----------------------------------------------------------------------------------
 Raytheon Co.                                             2,328,700     75,612,889
                                                                      ------------
                                                                       180,235,442

----------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--2.7%
 Republic Services, Inc.(1)                               1,714,500     34,238,565
----------------------------------------------------------------------------------
 Waste Management, Inc.                                   1,755,200     56,008,432
                                                                      ------------
                                                                        90,246,997

----------------------------------------------------------------------------------
 MANUFACTURING--8.5%
 Caterpillar, Inc.                                        1,194,800     62,428,300
----------------------------------------------------------------------------------
 Titan Corp. (The)(1)                                     2,653,800     66,212,310
----------------------------------------------------------------------------------
 Tyco International Ltd.                                  2,700,000    159,030,000
                                                                      ------------
                                                                       287,670,610

----------------------------------------------------------------------------------
 COMMUNICATION SERVICES--5.0%

----------------------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--4.0%
 AT&T Corp.                                               3,956,500     71,770,910
----------------------------------------------------------------------------------
 Qwest Communications International, Inc.                 2,081,400     29,410,182
----------------------------------------------------------------------------------
 Verizon Communications, Inc.                               717,000     34,028,820
                                                                      ------------
                                                                       135,209,912

----------------------------------------------------------------------------------
 TELECOMMUNICATIONS: WIRELESS--1.0%
 Leap Wireless International, Inc.(1)                       835,200     17,514,144
----------------------------------------------------------------------------------
 Vodafone Group plc, Sponsored ADR                          622,579     15,987,829
                                                                      ------------
                                                                        33,501,973

----------------------------------------------------------------------------------
 CONSUMER CYCLICALS--8.1%
----------------------------------------------------------------------------------
 AUTOS & HOUSING--0.5%
 Delphi Automotive Systems Corp.                          1,300,000     17,758,000
----------------------------------------------------------------------------------
 CONSUMER SERVICES--2.6%
 Cendant Corp.(1)                                         3,204,800     62,846,128
----------------------------------------------------------------------------------
 Moody's Corp.                                              600,000     23,916,000
                                                                      ------------
                                                                        86,762,128


                   12 | OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 RETAIL: GENERAL--3.7%
 Family Dollar Stores, Inc.                                 600,000   $ 17,988,000
----------------------------------------------------------------------------------
 Kohl's Corp.(1)                                          1,533,500    108,019,740
                                                                      ------------
                                                                       126,007,740

----------------------------------------------------------------------------------
 RETAIL: SPECIALTY--1.3%
 Bed Bath & Beyond, Inc.(1)                                 700,000     23,730,000
----------------------------------------------------------------------------------
 BJ's Wholesale Club, Inc.(1)                               425,000     18,742,500
                                                                      ------------
                                                                        42,472,500

----------------------------------------------------------------------------------
 CONSUMER STAPLES--4.6%
----------------------------------------------------------------------------------
 BROADCASTING--2.3%
 Comcast Corp., Cl. A Special                               850,000     30,600,000
----------------------------------------------------------------------------------
 Fox Entertainment Group, Inc., A Shares(1)               1,737,800     46,103,834
                                                                      ------------
                                                                        76,703,834

----------------------------------------------------------------------------------
 ENTERTAINMENT--1.1%
 News Corp. Ltd. (The), Sponsored ADR, Preference         1,375,400     36,393,084
----------------------------------------------------------------------------------
 FOOD--0.3%
 General Mills, Inc.                                        200,000     10,402,000
----------------------------------------------------------------------------------
 TOBACCO--0.9%
 Philip Morris Cos., Inc.                                   700,000     32,095,000
----------------------------------------------------------------------------------
 ENERGY--1.5%
----------------------------------------------------------------------------------
 ENERGY SERVICES--1.1%
 Noble Drilling Corp.(1)                                  1,080,100     36,766,604
----------------------------------------------------------------------------------
 OIL: INTERNATIONAL--0.4%
 BP plc, ADR                                                255,400     11,878,654
----------------------------------------------------------------------------------
 FINANCIAL--18.4%
----------------------------------------------------------------------------------
 BANKS--0.5%
 J.P. Morgan Chase & Co.                                    450,000     16,357,500
----------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--14.2%
 AMBAC Financial Group, Inc.                                150,000      8,679,000
----------------------------------------------------------------------------------
 Citigroup, Inc.                                          1,466,666     74,037,299
----------------------------------------------------------------------------------
 Concord EFS, Inc.(1)                                     1,140,000     37,369,200
----------------------------------------------------------------------------------
 Franklin Resources, Inc.                                   720,000     25,394,400
----------------------------------------------------------------------------------
 Freddie Mac                                              2,892,700    189,182,580
----------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                  509,700     26,565,564
----------------------------------------------------------------------------------
 USA Education, Inc.                                      1,404,700    118,022,894
                                                                      ------------
                                                                       479,250,937

                   13 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS             Continued
-------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
----------------------------------------------------------------------------------
 INSURANCE--3.7%
 Aetna, Inc.                                                647,100   $ 21,347,829
----------------------------------------------------------------------------------
 Allstate Corp.                                             754,700     25,433,390
----------------------------------------------------------------------------------
 Cigna Corp.                                                529,200     49,030,380
----------------------------------------------------------------------------------
 MBIA, Inc.                                                 450,000     24,133,500
----------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                      50,000      4,568,000
                                                                      ------------
                                                                       124,513,099

----------------------------------------------------------------------------------
 HEALTHCARE--11.1%
----------------------------------------------------------------------------------
 HEALTHCARE/DRUGS--4.0%
 American Home Products Corp.                               300,000     18,408,000
----------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                   664,800     33,904,800
----------------------------------------------------------------------------------
 Johnson & Johnson                                        1,200,000     70,920,000
----------------------------------------------------------------------------------
 Pharmacia Corp.                                            280,800     11,976,120
----------------------------------------------------------------------------------
 Zimmer Holdings, Inc.(1)                                    20,000        610,800
                                                                      ------------
                                                                       135,819,720

----------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--7.1%
 Baxter International, Inc.                               1,050,000     56,311,500
----------------------------------------------------------------------------------
 Biomet, Inc.                                             1,450,000     44,805,000
----------------------------------------------------------------------------------
 Cardinal Health, Inc.                                    1,275,000     82,441,500
----------------------------------------------------------------------------------
 Lincare Holdings, Inc.(1)                                  300,000      8,595,000
----------------------------------------------------------------------------------
 Stryker Corp.(1)                                           832,500     48,593,025
                                                                      ------------
                                                                       240,746,025

----------------------------------------------------------------------------------
 TECHNOLOGY--9.1%
----------------------------------------------------------------------------------
 COMPUTER HARDWARE--2.6%
 Lexmark International, Inc., Cl. A(1)                    1,100,100     64,905,900
----------------------------------------------------------------------------------
 Pinnacle Systems, Inc.(1)                                  326,800      2,594,792
----------------------------------------------------------------------------------
 SanDisk Corp.(1)                                         1,344,100     19,355,040
                                                                      ------------
                                                                        86,855,732

----------------------------------------------------------------------------------
 COMPUTER SERVICES--1.8%
 First Data Corp.                                           780,000     61,191,000
----------------------------------------------------------------------------------
 COMPUTER SOFTWARE--1.6%
 Microsoft Corp.(1)                                         800,000     53,000,000
----------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.5%
 Lucent Technologies, Inc.                                7,905,300     49,724,337
----------------------------------------------------------------------------------
 ELECTRONICS--1.6%
 LSI Logic Corp.(1)                                         173,200      2,733,096
----------------------------------------------------------------------------------
 Micron Technology, Inc.(1)                               1,707,100     52,920,100
                                                                      ------------
                                                                        55,653,196


                   14 | OPPENHEIMER TOTAL RETURN FUND, INC.

                                                                         MARKET VALUE
                                                             SHARES        SEE NOTE 1
-------------------------------------------------------------------------------------
 UTILITIES--3.3%
-------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--2.7%
 Dominion Resources, Inc.                                 1,131,900     $  68,027,190
-------------------------------------------------------------------------------------
 Duke Energy Corp.                                          257,200        10,097,672
-------------------------------------------------------------------------------------
 Exelon Corp.                                               262,500        12,568,500
                                                                        -------------
                                                                           90,693,362

-------------------------------------------------------------------------------------
 GAS UTILITIES--0.6%
 El Paso Corp.                                              492,000        21,948,120
                                                                        -------------
 Total Common Stocks (Cost $2,147,337,616)                              2,675,623,306

=====================================================================================
 PREFERRED STOCKS--0.4%

 Sprint Corp., Equity Units [each equity
 unit consists of units referred to as
 corporate units which consist of $25
 principal amount of Sprint Capital
 Corp., 6% sr. nts., 8/17/06 and a
 purchase contract to purchase Sprint
 Corp. (PCS Group) common stock](2)
 (Cost $14,577,500)                                         583,100        14,816,571

=====================================================================================
 OTHER SECURITIES--0.5%

 Nasdaq-100 Unit Investment Trust(1) (Cost $16,625,743)     475,900        18,517,269

                                                              UNITS
=====================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 Per-Se Technologies, Inc. Wts., Exp. 2/23/10(1,3) (Cost $0)  2,204                --

                                                          PRINCIPAL
                                                             AMOUNT
=====================================================================================
 U.S. GOVERNMENT OBLIGATIONS--5.4%

 U.S. Treasury Bonds:
 6.625%, 2/15/27                                       $ 25,675,000        28,618,613
 STRIPS, 6.17%, 2/15/20(4)                              100,000,000        33,716,800
 STRIPS, 6.51%, 8/15/19(4)                              100,000,000        34,684,100
 STRIPS, 6.92%, 11/15/18(4)                              54,000,000        19,624,896
-------------------------------------------------------------------------------------

 U.S. Treasury Nts.:
 6.25%, 2/15/07                                          31,200,000        33,720,399
 6.625%, 3/31/02                                         30,050,000        30,419,765
                                                                       --------------
 Total U.S. Government Obligations (Cost $168,043,442)                    180,784,573

=====================================================================================
 CONVERTIBLE CORPORATE BONDS AND NOTES--0.9%

 Tyco International Ltd., Zero Coupon Cv. Sr.
 Unsec. Unsub. Liquid Yield Option Nts.:
 1.28%, 11/17/20(4)                                       3,000,000         2,325,000
 1.43%, 11/17/20(4,5)                                    35,500,000        27,512,500
                                                                       --------------
 Total Convertible Corporate Bonds and
 Notes (Cost $29,483,079)                                                  29,837,500

                   15 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF INVESTMENTS           Continued
-------------------------------------------------------------------------------


                                                          PRINCIPAL      MARKET VALUE
                                                             AMOUNT        SEE NOTE 1
=====================================================================================
 SHORT-TERM NOTES--9.5%

 Breeds Hill Capital Co. LLC, Series A, 1.92%, 1/22/02 $ 62,893,000      $ 62,822,352
-------------------------------------------------------------------------------------
 Charta Corp.:
 1.91%, 2/5/02                                           30,000,000        29,944,292
 1.97%, 1/3/02                                           25,000,000        24,997,264
 2.38%, 1/8/02                                           20,000,000        19,991,872
-------------------------------------------------------------------------------------
 Countrywide Home Loans, 2%, 1/18/02                     50,000,000        49,952,778
-------------------------------------------------------------------------------------
 Delaware Funding Corp., 1.95%, 1/9/02                   35,000,000        34,984,833
-------------------------------------------------------------------------------------
 New Center Asset Trust, 2.01%, 1/11/02                  25,000,000        24,986,042
-------------------------------------------------------------------------------------
 Old Line Funding Corp., 2.06%, 1/3/02                   45,429,000        45,423,801
-------------------------------------------------------------------------------------
 Park Avenue Receivables Corp., 1.90%, 1/15/02           26,116,000        26,096,703
                                                                         ------------
 Total Short-Term Notes (Cost $319,199,937)                               319,199,937

=====================================================================================
 REPURCHASE AGREEMENTS--3.9%

 Repurchase agreement with Banque
 Nationale De Paris, 1.65%, dated
 12/31/01, to be repurchased at
 $130,697,980 on 1/2/02,
 collateralized by U.S. Treasury Bonds,
 6.125%-10.625%, 8/15/15-8/15/29, with
 a value of $121,950,044 and U.S.
 Treasury Nts., 5.50%-6.375%,
 6/30/02-1/31/03, with a value of
 $11,812,858 (Cost $130,686,000)                        130,686,000       130,686,000
-------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST
 $2,825,953,317)                                               99.8%    3,369,465,156
-------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                0.2         7,894,046
                                                              -----------------------
 NET ASSETS                                                   100.0%   $3,377,359,202
                                                              =======================


FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.
2. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
4. Zero coupon bond reflects the effective yield on the date of purchase.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $27,512,500 or 0.81% of the Fund's net assets as of December 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   16 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2001

===============================================================================================
ASSETS

Investments, at value (cost $2,825,953,317)--see accompanying statement        $ 3,369,465,156
-----------------------------------------------------------------------------------------------
Cash                                                                                   598,063
-----------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                    13,045,170
Interest and dividends                                                               4,461,672
Shares of capital stock sold                                                         2,018,848
Other                                                                                   34,210
                                                                               ----------------
Total assets                                                                     3,389,623,119

===============================================================================================
LIABILITIES

Payables and other liabilities:
Shares of capital stock redeemed                                                     4,926,183
Investments purchased                                                                4,888,420
Distribution and service plan fees                                                   1,748,860
Shareholder reports                                                                    651,894
Transfer and shareholder servicing agent fees                                            2,016
Directors' compensation                                                                  1,609
Other                                                                                   44,935
                                                                               ----------------
Total liabilities                                                                   12,263,917

===============================================================================================
NET ASSETS                                                                     $ 3,377,359,202
                                                                               ================

===============================================================================================
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------
Par value of shares of capital stock                                           $    32,543,910
-----------------------------------------------------------------------------------------------
Additional paid-in capital                                                       2,834,597,130
-----------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments
and foreign currency transactions                                                  (33,293,677)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                          543,511,839
                                                                               ----------------
NET ASSETS                                                                     $ 3,377,359,202
                                                                               ================


                    17 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES   Continued
-------------------------------------------------------------------------------

==============================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $2,665,613,500 and 256,380,336 shares of capital stock outstanding)                    $10.40
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                        $11.03
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $570,714,620 and 55,415,341 shares of capital stock outstanding)                       $10.30
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $90,440,450 and 8,777,318 shares of capital stock outstanding)                         $10.30
----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,367,975
 and 132,039 shares of capital stock outstanding)                                       $10.36
----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $49,222,657 and 4,734,063 shares of capital stock outstanding)               $10.40


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   18 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2001
-------------------------------------------------------------------------------

===================================================================================
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $70,802)             $  28,781,243
-----------------------------------------------------------------------------------
 Interest                                                               28,130,153
                                                                     --------------
 Total income                                                           56,911,396

===================================================================================
 EXPENSES

 Management fees                                                        19,035,604
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 5,874,198
 Class B                                                                 6,589,597
 Class C                                                                   981,520
 Class N                                                                     2,468
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 3,483,497
 Class B                                                                   791,333
 Class C                                                                   119,611
 Class N                                                                       820
 Class Y                                                                   113,566
-----------------------------------------------------------------------------------
 Shareholder reports                                                     1,199,673
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                53,304
-----------------------------------------------------------------------------------
 Directors' compensation                                                    34,070
-----------------------------------------------------------------------------------
 Other                                                                     379,483
                                                                     --------------
 Total expenses                                                         38,658,744
 Less reduction to  custodian expenses                                     (39,745)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                             (17,816)
                                                                     --------------
 Net expenses                                                           38,601,183

===================================================================================
 NET INVESTMENT INCOME                                                  18,310,213

===================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments                                                           (29,939,805)
 Foreign currency transactions                                            (303,549)
                                                                     --------------
 Net realized gain (loss)                                              (30,243,354)

-----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments  (428,414,948)
                                                                     --------------
 Net realized and unrealized gain (loss)                              (458,658,302)

===================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(440,348,089)
                                                                     --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   19 | OPPENHEIMER TOTAL RETURN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED DECEMBER 31,                                     2001               2000
=======================================================================================
 OPERATIONS
 Net investment income (loss)                         $   18,310,213    $   44,265,063
---------------------------------------------------------------------------------------
 Net realized gain (loss)                                (30,243,354)      201,493,747
---------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)   (428,414,948)     (499,499,123)
                                                      ---------------------------------
 Net increase (decrease) in net
 assets resulting from operations                       (440,348,089)     (253,740,313)

=======================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                 (26,633,769)      (38,745,036)
 Class B                                                    (454,728)       (2,237,780)
 Class C                                                    (134,455)         (384,905)
 Class N                                                     (14,619)               --
 Class Y                                                    (559,748)         (760,857)
---------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                 (10,525,742)     (160,994,379)
 Class B                                                  (2,290,986)      (41,193,590)
 Class C                                                    (361,434)       (5,319,033)
 Class N                                                      (5,226)               --
 Class Y                                                    (191,858)       (2,808,984)

=======================================================================================
 CAPITAL STOCK TRANSACTIONS

 Net increase (decrease) in net assets
 resulting from capital stock transactions:
 Class A                                                (123,242,709)      401,342,499
 Class B                                                (140,382,969)     (265,112,323)
 Class C                                                  (4,858,928)       47,057,472
 Class N                                                   1,362,136                --
 Class Y                                                     332,876        10,799,844

=======================================================================================
 NET ASSETS

 Total decrease                                         (748,310,248)     (312,097,385)
---------------------------------------------------------------------------------------
 Beginning of period                                   4,125,669,450     4,437,766,835
                                                      ---------------------------------
 End of period [including undistributed
 (overdistributed) net investment income
 of $8,845,974 for the year ended December
 31, 2000]                                            $3,377,359,202    $4,125,669,450
                                                      =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   20 | OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

CLASS A                 YEAR ENDED DECEMBER 31,                   2001          2000           1999         1998            1997
====================================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                           $ 11.78       $ 13.25        $ 12.23      $ 11.00         $ 9.77
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                              .08           .15            .14          .16            .16
 Net realized and unrealized gain (loss)                          (1.31)         (.84)          2.01         2.09           2.49
                                                                --------------------------------------------------------------------
 Total income (loss) from
 investment operations                                            (1.23)         (.69)          2.15         2.25           2.65
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                              (.11)         (.15)          (.12)        (.15)          (.14)
 Distributions from net realized gain                              (.04)         (.63)         (1.01)        (.87)         (1.28)
                                                                --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                   (.15)         (.78)         (1.13)       (1.02)         (1.42)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $    10.40    $    11.78     $    13.25   $    12.23     $    11.00
                                                                ====================================================================

====================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                             (10.43)%       (5.62)%        18.34%       21.16%         27.39%

====================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                    $2,665,614    $3,161,399     $3,157,204   $2,594,324     $2,237,603
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $2,847,999    $3,382,139     $2,756,760   $2,387,815     $2,045,166
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                             0.66%         1.17%          1.12%        1.31%          1.43%
 Expenses                                                          0.90%         0.87%          0.87%        0.86%(3)       0.89%(3)
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            116%           61%            34%          38%            92%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   21 | OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS Continued

CLASS B     YEAR ENDED DECEMBER 31,                       2001       2000         1999        1998           1997
====================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                  $  11.65   $  13.10   $    12.10    $    10.89     $   9.70
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                              (.01)       .05          .04           .06          .07
 Net realized and unrealized gain (loss)                  (1.29)      (.84)        1.98          2.08         2.45
                                                       -------------------------------------------------------------
 Total income (loss) from
 investment operations                                    (1.30)      (.79)        2.02          2.14         2.52
--------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.01)      (.03)        (.01)         (.06)        (.05)
 Distributions from net realized gain                      (.04)      (.63)       (1.01)         (.87)       (1.28)
                                                       -------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                           (.05)      (.66)       (1.02)         (.93)       (1.33)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $  10.30   $  11.65   $    13.10    $    12.10     $  10.89
                                                       =============================================================

====================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                     (11.15)%    (6.36)%      17.37%        20.25%       26.17%

====================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)              $570,715   $800,063   $1,152,235    $1,201,741     $986,713
--------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $658,336   $964,967   $1,196,118    $1,080,395     $877,911
--------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                             (0.13)%     0.37%        0.32%         0.50%      0.62%
 Expenses                                                  1.69%      1.66%        1.67%         1.67%(3)   1.71%(3)
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    116%        61%          34%           38%        92%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   22 | OPPENHEIMER TOTAL RETURN FUND, INC.

CLASS C   YEAR ENDED DECEMBER 31,                2001      2000      1999      1998         1997
====================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period          $ 11.67   $ 13.13   $ 12.13   $ 10.92      $ 9.72
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                     (.01)      .04       .04       .06         .07
 Net realized and unrealized gain (loss)         (1.30)     (.82)     1.98      2.08        2.46
                                              ------------------------------------------------------
 Total income (loss) from
 investment operations                           (1.31)     (.78)     2.02      2.14        2.53
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.02)     (.05)     (.02)     (.06)       (.05)
 Distributions from net realized gain             (.04)     (.63)    (1.00)     (.87)      (1.28)
                                              ------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.06)     (.68)    (1.02)     (.93)      (1.33)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 10.30    $11.67    $13.13    $12.13      $10.92
                                              ======================================================

====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)            (11.24)%   (6.33)%   17.37%    20.20%      26.23%

====================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)      $90,440  $108,522   $75,886   $58,082     $36,657
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $98,104  $ 97,172   $66,185   $46,558     $27,349
----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                    (0.13)%    0.37%     0.31%     0.50%       0.63%
 Expenses                                         1.69%     1.67%     1.68%     1.67%(3)    1.72%(3)
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           116%       61%       34%       38%         92%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   23 | OPPENHEIMER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
-------------------------------------------------------------------------------

                                                                     PERIOD ENDED
 CLASS N                                                     DECEMBER 31, 2001(1)
=================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                                   $ 11.38
---------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                      .02
 Net realized and unrealized gain (loss)                                   (.88)
                                                                        ---------
 Total income (loss) from investment operations                            (.86)
---------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                      (.12)
 Distributions from net realized gain                                      (.04)
                                                                        ---------

 Total dividends and/or distributions to shareholders                      (.16)
---------------------------------------------------------------------------------
 Net asset value, end of period                                         $ 10.36
                                                                        =========

=================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                      (7.54)%

=================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                               $ 1,368
---------------------------------------------------------------------------------
 Average net assets (in thousands)                                      $   593
---------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                     0.20%
 Expenses                                                                  1.23%
---------------------------------------------------------------------------------
 Portfolio turnover rate                                                    116%


1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   24 | OPPENHEIMER TOTAL RETURN FUND, INC.

|

CLASS Y YEAR ENDED DECEMEBR 31,                   2001      2000        1999       1998         1997
=============================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period           $ 11.78   $ 13.26     $ 12.24    $ 11.00       $ 9.77
-------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .09       .17         .17        .17          .18
 Net realized and unrealized gain (loss)          (1.31)     (.84)       2.00       2.10         2.48
                                               --------------------------------------------------------------
 Total income (loss) from
 investment operations                            (1.22)     (.67)       2.17       2.27         2.66
-------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.12)     (.18)       (.14)      (.16)        (.15)
 Distributions from net realized gain              (.04)     (.63)      (1.01)      (.87)       (1.28)
                                               --------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.16)     (.81)      (1.15)     (1.03)       (1.43)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $ 10.40   $ 11.78     $ 13.26    $ 12.24      $ 11.00
                                               ==============================================================

=============================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (10.29)%   (5.54)%     18.53%     21.33%       27.53%

=============================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $49,223   $55,685     $52,442    $38,874      $26,546
-------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $50,147   $57,358     $47,152    $33,687      $21,977
-------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                             0.80%     1.29%       1.32%      1.39%        1.60%
 Expenses                                          0.80%     0.75%       0.67%      0.80%(3)     0.74%(3)
 Expenses, net of reduction to custodian
 expenses and voluntary waiver of
 transfer agent fees                               0.76%      N/A         N/A        N/A          N/A
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            116%       61%         34%        38%          92%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   25 | OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                     26 OPPENHEIMER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

              EXPIRING
              ------------------------------
                  2009           $28,070,048

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.


                     27 OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS CONTINUED

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $739,754, a decrease in overdistributed net investment income of $641,132, and a decrease in accumulated net realized loss on investments of $98,622. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     28 OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
2. CAPITAL STOCK

The Fund has authorized 860 million shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

                                YEAR ENDED DECEMBER 31, 2001(1)      YEAR ENDED DECEMBER 31, 2000
                                     SHARES           AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------
CLASS A
Sold                             25,921,086    $ 283,703,176       52,538,720     $ 715,601,836
Dividends and/or
distributions reinvested          3,278,140       33,076,415       14,167,538       181,713,861

Redeemed                        (41,129,301)    (440,022,300)     (36,694,069)     (495,973,198)

                              -------------------------------------------------------------------
Net increase (decrease)         (11,930,075)   $(123,242,709)      30,012,189     $ 401,342,499
                              ===================================================================

-------------------------------------------------------------------------------------------------
CLASS B
Sold                              7,471,668      $81,063,268       15,632,508     $ 209,389,301
Dividends and/or
distributions reinvested            259,417        2,594,550        3,264,416        41,130,740
Redeemed                        (20,966,189)    (224,040,787)     (38,201,952)     (515,632,364)

                              -------------------------------------------------------------------
Net increase (decrease)         (13,235,104)   $(140,382,969)     (19,305,028)    $(265,112,323)
                              ===================================================================

-------------------------------------------------------------------------------------------------
CLASS C
Sold                              1,980,889    $  21,586,341        4,643,388     $  62,234,552
Dividends and/or
distributions reinvested             46,377          464,379          427,388         5,379,883
Redeemed                         (2,550,987)     (26,909,648)      (1,550,593)      (20,556,963)

                              -------------------------------------------------------------------
Net increase (decrease)            (523,721)   $  (4,858,928)       3,520,183     $  47,057,472
                              ===================================================================

-------------------------------------------------------------------------------------------------
CLASS N
Sold                                136,100    $   1,403,002               --     $          --
Dividends and/or
distributions reinvested              1,972           19,831               --                --
Redeemed                             (6,033)         (60,697)              --                --

                              -------------------------------------------------------------------
Net increase (decrease)             132,039    $   1,362,136               --     $          --
                              ===================================================================

-------------------------------------------------------------------------------------------------
CLASS Y
Sold                              2,157,290    $  23,718,885        3,392,579     $  46,423,509
Dividends and/or
distributions reinvested             74,490          751,606          278,327         3,569,841
Redeemed                         (2,222,825)     (24,137,615)      (2,902,041)      (39,193,506)

                              -------------------------------------------------------------------
Net increase (decrease)               8,955         $332,876          768,865     $  10,799,844
                              ===================================================================


1. For the year ended December 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for Class N shares.


                     29 OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS CONTINUED

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were $3,777,337,896 and $3,845,839,696, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,831,199,315 was:

        Gross unrealized appreciation                 $602,735,935
        Gross unrealized depreciation                  (64,470,094)
                                                      ------------
        Net unrealized appreciation (depreciation)    $538,265,841
                                                      ============

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.52%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per-account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per-account fee does not equal or exceed the applicable minimum fee.

        OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of Class Y shares, effective January 1, 2001, and for all other classes, 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


                     30 OPPENHEIMER TOTAL RETURN FUND, INC.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      AGGREGATE         CLASS A     CONCESSIONS     CONCESSIONS      CONCESSIONS     CONCESSIONS
                      FRONT-END       FRONT-END      ON CLASS A      ON CLASS B       ON CLASS C      ON CLASS N
                  SALES CHARGES   SALES CHARGES          SHARES          SHARES           SHARES          SHARES
                     ON CLASS A     RETAINED BY     ADVANCED BY     ADVANCED BY      ADVANCED BY     ADVANCED BY
YEAR ENDED               SHARES     DISTRIBUTOR  DISTRIBUTOR(1)  DISTRIBUTOR(1)   DISTRIBUTOR(1)  DISTRIBUTOR(1)
----------------------------------------------------------------------------------------------------------------
December 31, 2001    $2,368,023        $814,864        $135,377      $2,511,141         $165,947         $13,855

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         CLASS A               CLASS B              CLASS C               CLASS N
             CONTINGENT DEFERRED   CONTINGENT DEFERRED  CONTINGENT DEFERRED   CONTINGENT DEFERRED
                   SALES CHARGES         SALES CHARGES        SALES CHARGES         SALES CHARGES
                     RETAINED BY           RETAINED BY          RETAINED BY           RETAINED BY
YEAR ENDED           DISTRIBUTOR           DISTRIBUTOR          DISTRIBUTOR           DISTRIBUTOR
-------------------------------------------------------------------------------------------------
December 31, 2001        $18,737            $1,087,714              $31,088                   $--

        The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2001, payments under the Class A plan totaled $5,874,198, all of which were paid by the Distributor to recipients, and included $463,144 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.


                     31 OPPENHEIMER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS CONTINUED

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

        The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 2001, were as follows:

                                                                                  DISTRIBUTOR'S
                                                                DISTRIBUTOR'S         AGGREGATE
                                                                    AGGREGATE      UNREIMBURSED
                                                                 UNREIMBURSED     EXPENSES AS %
                             TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                 UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN          OF CLASS
------------------------------------------------------------------------------------------------
Class B Plan                     $6,589,597       $5,178,726       $4,175,971              0.73%
Class C Plan                        981,520          273,800        1,407,235              1.56
Class N Plan                          2,468            2,448           28,936              2.12

================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


                     32 OPPENHEIMER TOTAL RETURN FUND, INC.

================================================================================
6. ILLIQUID SECURITIES

As of December 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2001 was zero.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

        The Fund had no borrowings outstanding during the year ended or at December 31, 2001.


                     33 OPPENHEIMER TOTAL RETURN FUND, INC.

INDEPENDENT AUDITORS' REPORT

================================================================================
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER TOTAL RETURN FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Total Return Fund, Inc., including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP

Denver, Colorado
January 23, 2002


                     34 OPPENHEIMER TOTAL RETURN FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================

In early 2002 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        Dividends and distributions of $0.1464, $0.0497, $0.0569, $0.1574 and
$0.1624 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 17, 2001, of which $0.0415 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

        Dividends paid by the Fund during the fiscal year ended December 31, 2001 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                     35 OPPENHEIMER TOTAL RETURN FUND, INC.

OFFICERS AND DIRECTORS

                                   JAMES C. SWAIN, CEO and Chairman of the Board of Directors
                                   JOHN V. MURPHY, Director and President
                                   WILLIAM L. ARMSTRONG, Director
                                   ROBERT G. AVIS, Director
                                   GEORGE C. BOWEN, Director
                                   EDWARD L. CAMERON, Director
                                   JON S. FOSSEL, Director
                                   SAM FREEDMAN, Director
                                   C. HOWARD KAST, Director
                                   ROBERT M. KIRCHNER, Director
                                   F. WILLIAM MARSHALL, JR., Director
                                   BRUCE L. BARTLETT, Vice President
                                   CHRISTOPHER LEAVY, Vice President
                                   ROBERT G. ZACK, Vice President & Secretary
                                   BRIAN W. WIXTED, Treasurer
                                   ROBERT J. BISHOP, Assistant Treasurer
                                   SCOTT T. FARRAR, Assistant Treasurer
                                   KATHERINE P. FELD, Assistant Secretary
                                   KATHLEEN T. IVES, Assistant Secretary
                                   DENIS R. MOLLEUR, Assistant Secretary

===================================================================================================================
NAME, ADDRESS,(1) AGE,
POSITION(s) HELD WITH FUND         PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS AND OTHER
AND LENGTH OF TIME SERVED(2)       TRUSTEESHIPS/DIRECTORSHIPS HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
JAMES C. SWAIN, Age: 68            Formerly Vice Chairman of the Manager (September 1988-January 2, 2002);
Chairman, Chief Executive          President and a director of Centennial Asset Management Corporation, a wholly
Officer and Director               owned subsidiary of the Manager and Chairman of the Board of Shareholder
(since 1978)                       Services, Inc., a transfer agent subsidiary of the Manager.

JOHN V. MURPHY,(3) Age: 52         Chairman, Chief Executive Officer and Director (since June 30, 2001) and
President and Director             President (since September 2000) of OppenheimerFunds, Inc. (the "Manager");
(since 2001)                       President and a trustee of other Oppenheimer funds; President and a director
                                   (since July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; Chairman and a director (since July 2001) of
                                   Shareholder Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since July 2001) of
                                   OppenheimerFunds Legacy Program, a charitable trust program established by the
                                   Manager; a director of the following investment advisory subsidiaries of the
                                   Manager: OAM Institutional, Inc. and Centennial Asset Management Corporation
                                   (since November 2001), HarbourView Asset Management Corporation (since November
                                   2001) and OFI Private Investments Inc. (since July 2001); President (since
                                   November 2001) and a director (since July 2001) of Oppenheimer Real Asset
                                   Management, Inc., an investment advisor subsidiary of the Manager; a director
                                   (since November 2001) of Trinity Investment Management Corp. and (since October
                                   2001) Tremont Advisers, Inc., investment advisory affiliates of the Manager.

                                     Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                   Insurance Company, the Manager's parent company; a director (since June 1995) of
                                   DBL Acquisition Corporation; formerly Chief Operating Officer (September 2000-
                                   June 2001) of the Manager; President and Trustee (November 1999-November 2001)
                                   of MML Series Investment Fund and MassMutual Institutional Funds, open-end investment companies; a director (September 1999-August 2000) of C.M. Life


                     36 OPPENHEIMER TOTAL RETURN FUND, INC.

NAME, ADDRESS,(1) AGE,
POSITION(s) HELD WITH FUND         PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS AND OTHER
AND LENGTH OF TIME SERVED(2)       TRUSTEESHIPS/DIRECTORSHIPS HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
                                   Insurance Company; President, Chief Executive Officer and Director (September
                                   1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                   1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank, wholly owned subsidiary of Emerald Isle Bancorp; Executive Vice President, Director and Chief
                                   Operating Officer (June 1995-January 1997) of David L. Babson & Co., Inc., an
                                   investment advisor; Chief Operating Officer (March 1993-December 1996) of
                                   Concert Capital Management, Inc., an investment advisor.

WILLIAM L. ARMSTRONG,              Chairman of the following private mortgage banking companies: Cherry Creek
Age: 64, Director                  Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994),
(since 1999)                       The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc.
                                   (since 1997); Chairman of the following private companies: Great Frontier
                                   Insurance (insurance agency) (since 1995) and Ambassador Media Corporation
                                   (since 1984); Director of the following public companies: Storage Technology
                                   Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc.
                                   (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991).

                                     Formerly Director of International Family Entertainment (television channel)
                                   (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency)
                                   (1995-June 1999); formerly U.S. Senator (January 1979-January 1991).

ROBERT G. AVIS, Age: 70            Formerly, (until February 2001) Director and President of A.G. Edwards Capital,
Director (since 1993)              Inc. (General Partner of private equity funds), formerly, (until March 2000)
                                   Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.;
                                   formerly, (until March 1999) Vice Chairman and Director of A.G. Edwards, Inc.
                                   and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); (until March 1999) Chairman of A.G. Edwards Trust Company and
                                   A.G.E. Asset Management (investment advisor).

GEORGE C. BOWEN, Age: 65           Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice
Director (since 1998)              President (from September 1987) and Treasurer (from March 1985) of the Manager;
                                   Vice President (from June 1983) and Treasurer (since March 1985) of
                                   OppenheimerFunds, Distributor, Inc., a subsidiary of the Manager and the Fund's
                                   Distributor; Senior Vice President (since February 1992), Treasurer (since July
                                   1991) Assistant Secretary and a director (since December 1991) of Centennial
                                   Asset Management Corporation; Vice President (since October 1989) and Treasurer
                                   (since April 1986) of HarbourView Asset Management Corporation; President,
                                   Treasurer and a director of Centennial Capital Corporation (since June 1989);
                                   Vice President and Treasurer (since August 1978) and Secretary (since April
                                   1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of
                                   Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer
                                   Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of
                                   OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since
                                   October 1997).


                     37 OPPENHEIMER TOTAL RETURN FUND, INC.

OFFICERS AND DIRECTORS CONTINUED

NAME, ADDRESS,(1) AGE,
POSITION(s) HELD WITH FUND         PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS AND OTHER
AND LENGTH OF TIME SERVED(2)       TRUSTEESHIPS/DIRECTORSHIPS HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
EDWARD L. CAMERON,                 Formerly (1974-1999) a partner with PricewaterhouseCoopers LLP (an accounting
Age: 63, Director                  firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry
(since 1999)                       Services Group (1994-1998).

JON S. FOSSEL, Age: 59             Formerly (until October 1996) Chairman and a director of the Manager; President
Director (since 1990)              and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and
                                   Shareholder Financial Services, Inc.

SAM FREEDMAN, Age: 61              Formerly (until October 1994) Chairman and Chief Executive Officer of
Director (since 1996)              OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of
                                   Shareholder Services, Inc., Chairman, Chief Executive Officer and Director of
                                   Shareholder Financial Services, Inc., Vice President and Director of Oppenheimer
                                   Acquisition Corp. and a director of OppenheimerFunds, Inc.

C. HOWARD KAST, Age: 80            Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).
Director (since 1988)

ROBERT M. KIRCHNER,                President of The Kirchner Company (management consultants).
Age: 80, Director
(since 1978)

F. WILLIAM MARSHALL, JR.,          Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank);
Age: 59, Director                  President, Chief Executive Officer and Director of SIS Bankcorp, Inc. and SIS
(since 2000)                       Bank (formerly Springfield Institution for Savings) (1993-1999); Executive Vice
                                   President (until 1999) of Peoples Heritage Financial Group, Inc.; Chairman and
                                   Chief Executive Office of Bank of Ireland First Holdings, Inc. and First New
                                   Hampshire Banks (1990-1993); Trustee (since 1996) of MassMutual Institutional
                                   Funds and of MML Series Investment Fund (open-end investment companies).

===================================================================================================================
OFFICERS

BRUCE L. BARTLETT, Age: 51         Senior Vice President (since January 1999) of the Manager; an officer and
Vice President (since 1995)        portfolio manager of other Oppenheimer funds, prior to joining the Manager in
                                   April, 1995, he was a vice president and senior portfolio manager at First of
                                   America Investment Corp. (September 1986-April 1995).

CHRISTOPHER LEAVY,                 Senior Vice President (since September 2000) of the Manager; prior to joining
Age: 30, Vice President            the Manager in September 2000, he was a portfolio manager of Morgan Stanley Dean
(since 2000)                       Witter Investment Management (from 1997) prior to which he was a portfolio manager and equity analyst of Crestar Asset Management (from 1995).

ROBERT G. ZACK, Age: 53            Senior Vice President (since May 1985) and Acting General Counsel (since
Vice President & Secretary         November 2001) of the Manager; Assistant Secretary of Shareholder Services, Inc.
(since 2001)                       (since May 1985), Shareholder Financial Services, Inc. (since November 1989);
                                   OppenheimerFunds International Ltd. And Oppenheimer Millennium Fund plc (since
                                   October 1997); an officer of other Oppenheimer funds. Formerly Associate General
                                   Counsel (May 1981-November 2001).


                     38 OPPENHEIMER TOTAL RETURN FUND, INC.

NAME, ADDRESS,(1) AGE,
POSITION(s) HELD WITH FUND         PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS AND OTHER
AND LENGTH OF TIME SERVED(2)       TRUSTEESHIPS/DIRECTORSHIPS HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
BRIAN W. WIXTED, Age: 42           Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)             (since March 1999) of HarbourView Asset Management Corporation, Shareholder
                                   Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                                   Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI
                                   Private Investments Inc. (since March 2000) and of OppenheimerFunds
                                   International Ltd. and Oppenheimer Millennium Funds plc (since May 2000);
                                   Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust
                                   Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition
                                   Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief
                                   Operating Officer, Bankers Trust Company--Mutual Fund Services Division (March
                                   1995-March 1999); Vice President and Chief Financial Officer of CS First Boston
                                   Investment Management Corp. (September 1991-March 1995).

ROBERT J. BISHOP, Age: 43          Vice President of the Manager/Mutual Fund Accounting (since May 1996); an
Assistant Treasurer                officer of other Oppenheimer funds; formerly an Assistant Vice President of the
(since 1996)                       Manager/Mutual Fund Accounting (April 1994-May 1996) and a Fund Controller of
                                   the Manager.

SCOTT T. FARRAR, Age: 36           Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant
Assistant Treasurer                Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer
(since 1996)                       of other Oppenheimer Funds; formerly an Assistant Vice President of the
                                   Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller of
                                   the Manager.

KATHERINE P. FELD, Age: 43         Vice President and Senior Counsel of the Manager (since July 1999); Vice
Assistant Secretary                President of OppenheimerFunds Distributor, Inc. (since June 1990); an officer of
(since 2001)                       other Oppenheimer funds; formerly a vice president and associate counsel of the
                                   Manager (June 1990-July 1999).

KATHLEEN T. IVES, Age: 36          Vice President and Assistant Counsel of the Manager (since June 1998); an
Assistant Secretary                officer of other Oppenheimer funds; formerly an assistant vice president and
(since 2001)                       assistant counsel of the Manager (August 1994-August 1997).

DENIS R. MOLLEUR, Age: 44          Vice President and Senior Counsel of the Manager (since July 1999); an officer
Assistant Secretary                of other Oppenheimer funds; formerly a vice president and associate counsel of
(since 2001)                       the Manager (September 1991-July 1999).


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

Each Director is a Trustee, Director or Managing General Partner of 41 other portfolios in the Oppenheimer fund complex, except as follows: Messrs. Armstrong and Fossel (40 portfolios), Messrs. Bowen, Cameron and Marshall (36 portfolios), and Mr. Murphy (62 portfolios).

1. The address of each Director and Officer is 6803 S. Tucson Way, Englewood, Colorado 80112-3924, except the address for the following officers is 498 Seventh Avenue, New York, NY 10018: Messrs. Murphy, Bartlett, Leavy, Zack and Molleur, and Ms. Feld.

2. Each Director and Officer serves for an indefinite term, until his or her resignation, removal or death.

3. John V. Murphy is an "interested person" of the Fund (as defined in the Investment Company Act of 1940), by virtue of his positions as an officer and director of the Fund's Manager, and as a shareholder of its parent company.


                     39 OPPENHEIMER TOTAL RETURN FUND, INC.

OPPENHEIMER TOTAL RETURN FUND, INC.

===========================================================================================================
INVESTMENT ADVISOR          OppenheimerFunds, Inc.
===========================================================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.
===========================================================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT
===========================================================================================================
CUSTODIAN OF                The Bank of New York
PORTFOLIO SECURITIES
===========================================================================================================
INDEPENDENT AUDITORS        Deloitte & Touche LLP
===========================================================================================================
LEGAL COUNSEL               Myer, Swanson, Adams & Wolf, P.C.
===========================================================================================================

                            For complete information about Oppenheimer Total Return Fund, Inc., please refer to the Prospectus. To obtain a copy, call your financial advisor, or call
                            OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the
                            OppenheimerFunds Internet website at WWW.OPPENHEIMERFUNDS.COM.

                            OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC.,
                            498 SEVENTH AVENUE, NEW YORK, NY 10018


         (C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                     40 OPPENHEIMER TOTAL RETURN FUND, INC.

INFORMATION AND SERVICES

                            As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--
                            we're here to help.
-----------------------------------------------------------------------------------------------------------
                            INTERNET
                            24-hr access to account information and transactions(2)
                            WWW.OPPENHEIMERFUNDS.COM
                            -------------------------------------------------------------------------------
                            GENERAL INFORMATION
                            Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                            1.800.525.7048
                            -------------------------------------------------------------------------------
                            TELEPHONE TRANSACTIONS
                            Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                            1.800.852.8457
                            -------------------------------------------------------------------------------
                            PHONELINK(2)
                            24-hr automated information and automated transactions
                            1.800.CALL OPP (1.800.225.5677)
                            -------------------------------------------------------------------------------
                            TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
                            Mon-Fri 9am-6:30pm ET  1.800.843.4461
                            -------------------------------------------------------------------------------
                            TRANSFER AND SHAREHOLDER SERVICING AGENT
                            OppenheimerFunds Services
                            P.O. Box 5270, Denver, CO 80217-5270
                            -------------------------------------------------------------------------------
                            eDOCS DIRECT
                            Receive shareholder report and prospectus notifications for your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM
                            -------------------------------------------------------------------------------
                            TICKER SYMBOLS
                            Class A: OPTRX  Class B: OTRBX  Class C: OTRCX  Class N: OTRNX  Class Y: OTRYX
-----------------------------------------------------------------------------------------------------------
                            1. Automatic investment plans do not assure profit or protect against losses in declining markets.
                            2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

                                                      [OPPENHEIMERFUNDS(R) LOGO]

RA0420.001.1201  March 1, 2002